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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

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                                   FORM 8K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   February 26, 2000

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                       Mission Critical Software, Inc
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             (Exact name of Registrant as Specified in Charter)

         Delaware                    000-26205                 76-0509513
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(State or Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                 Number)             Identification No.)

13939 NORTHWEST FREEWAY HOUSTON, TEXAS                                  77040
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (713) 548-1700
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                                     n/a
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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

     On February 26, 2000, Mission Critical Software, Inc., a Delaware corporation, signed a definitive merger agreement with NetIQ Corporation, a Delaware corporation. The agreement provides for a stock-for-stock merger of equals. On February 26, 2000, Mission Critical Software signed a Letter of Intent to acquire, for stock of Mission Critical Software, Ganymede Software, Inc., a Delaware corporation.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits

            2. Agreement and Plan of Reorganization by and among NetIQ Corp., Planet Acquisition Corp. and Mission Critical Software, Inc. dated as of February 26, 2000.

            99.1 Press release dated February 28, 2000.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MISSION CRITICAL SOFTWARE, INC.


                                     By:  /s/ Stephen E. Odom
                                        -----------------------------------
                                        Name:  Stephen E. Odom
                                        Title:  Chief Financial Officer

February 28, 2000

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